Exhibit 10.27

EXECUTION VERSION

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[*****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

AMENDED AND RESTATED

BUTADIENE SALES CONTRACT (EUROPE)

BETWEEN

DOW EUROPE GMBH

AND

STYRON EUROPE GMBH

Amended and Restated Sales Contract (this “Contract”)

Date of Contract: June 17, 2010

Seller agrees to sell and supply to Buyer the Product described in this Contract out of the production plants of Dow Benelux B.V. Terneuzen, the Netherlands and Dow Olefinverbund GmbH Boehlen, Germany or any alternate source subject to qualification, and Buyer agrees to purchase and receive from Seller such Product into Buyer’s Product consuming plants in Terneuzen, Rheinmuenster, Hamina, Norrkoeping, Livorno or Schkopau according to the TERMS AND CONDITIONS set out below.

Dow Europe GmbH Bachtobelstrasse 3 8810 Horgen – Switzerland (“Seller”)

Styron Europe GmbH Bachtobelstrasse 3 8810 Horgen – Switzerland (“Buyer”, each of Buyer and Seller a “Party”, and collectively, the “Parties”)

1. Product	Butadiene

2. Specification	Dow standard sales specification 12852-S for all Buyer’s Product consuming plants except for Rubber. Specification attached hereto as Appendix A and made part of this Contract.

Customer specification 12852-C101 for Buyer’s Product consuming Rubber plants ex Terneuzen. Specification attached hereto as Appendix B and made part of this Contract.

Customer specification 12852-C 100 for Buyer’s Product consuming Rubber plants ex Boehlen. Specification attached hereto as Appendix C and made part of this Contract

3. Quantity	Buyer shall buy a minimum quantity of [*****] (“Minimum Quantity”) and Seller shall sell a maximum quantity of [*****] (“Maximum Quantity”).

If Seller has additional quantities available to offer Buyer and Buyer is willing to buy, Seller will provide Buyer with first right of refusal to buy such additional quantity of Product under the terms of this Contract.

4. Price/Currency (EXCLUSIVE OF VAT)	The following price formula shall apply, invoiced in EUR/MT:
The base price will be negotiated by Buyer and Seller on the 25th of the month for the following month. If Buyer and Seller fail to agree on the base price for any month, the base price will be equal to [*****] for the month in question. The base price will be adjusted to an FCA price before adding actual freight, by means of the following formula:

[*****] + actual freight to the receiving site

Where actual freight is the rail freight from Terneuzen to rail served sites, the shipping cost to Hamina from Terneuzen, or pipeline transfer costs from either Boehlen or Terneuzen for deliveries to Latex Terneuzen or Rubber Schkopau

Where €[*****] fee represents an average freight cost for Butadiene sellers in NWE and will be adjusted annually with inflation

Should the ICIS mechanism move to an FCA basis, the €[*****] freight adjustment will no longer be applied and the formula will be as follows:

[*****] + actual freight to the receiving site

At the end of the first eighteen (18) month period and each thirty-six (36) month period thereafter, upon at least twelve (12) months prior written notice by either Buyer or Seller, Seller and Buyer shall reserve the right to negotiate in good faith a mutually agreeable alternative to the above price mechanism. In the event that the Parties are unable to agree upon an alternative price mechanism within thirty (30) days after initiating negotiations, then Buyer and Seller must elevate the negotiations to senior management of each Party.

If senior management cannot reach agreement within thirty (30) days of elevation, then the pricing negotiation becomes a dispute to be arbitrated by a reputable industry consultant, such as CMAI, to be mutually agreed upon by Buyer and Seller; provided, however, that during periods of such arbitration the price mechanism shall continue under the then current price mechanism until the resolution of such arbitration. Fees and costs for the arbitrator shall be shared equally between Buyer and Seller. The decision by the arbitrator shall be the new price starting on the date the arbitrator issues the decision and shall continue for the next thirty-six (36) month period. For the avoidance of doubt, Section 13 of the Dow H&E GENERAL TERMS AND CONDITIONS shall not apply to a pricing dispute pursuant to this Section 4.

In the event any of the indices referenced above ceases publication, stops reporting on Butadiene, materially changes its format for price reporting, or modifies the fundamental basis for price reporting, Seller and Buyer reserve the right to negotiate in good faith a mutually agreeable alternative to the above price mechanism. In the event that the Parties are unable to agree upon an alternative price mechanism within thirty (30) days after initiating negotiations, then Buyer and Seller must elevate the negotiations to senior management of each Party. If senior management cannot reach agreement within thirty (30) days of elevation, then the pricing negotiation becomes a dispute arising under this Contract and is settled pursuant to the terms of Section 13 of the Dow H&E GENERAL TERMS AND CONDITIONS.

5. Period of Contract	This Contract is effective as of June 17, 2010 and shall continue to be in effect for ten (10) years and x months from this date (n.b. termination should be at year end), and shall continue for two(2) year periods thereafter until terminated by either Party with at least twelve (12) months prior written notice, unless previously terminated in writing in accordance with Section 18 of this Contract, without prejudice to any other right of termination a Party may have in accordance with the terms hereof.

6. Delivery Terms (INCOTERMS 2000)	CIF Hamina CIP Rheinmuenster, CIP Livorno, CIP Norrkoeping, DDP Terneuzen, CIP Schkopau for rail car deliveries ex Terneuzen, DDP Schkopau for pipeline transfers ex Boehlen.

7. Delivery schedule	Each calendar month, Buyer shall purchase [*****] of the Minimum Quantity of Product as set forth in Section 3 of this Contract (“Monthly Minimum”) and Seller shall sell in each month up to [*****] of such Maximum Quantity (“Monthly Maximum”). Buyer agrees to buy and accept and Seller agrees to sell and deliver Product throughout each month as is commercially reasonable on this ratable basis. Buyer shall provide Seller a forecast of Product demand for the next calendar year by the fourth quarter of the then-current year which will also set forth the volume split between delivery locations. Additionally, as further set out in Section 12 of this Contract, Buyer shall provide Seller a rolling three (3) month forecast provided at least five (5) business days before the end of each calendar month. Volume to be split between delivery locations according to the rolling three (3) month forecast provided by Buyer. The provisions of this Section 7 are subject to reductions in the relevant quantities (a) as provided in Section 8 of the Dow H&E GENERAL TERMS AND CONDITIONS, (b) a failure of Seller to deliver product in accordance with the quality specifications, (c) non-purchases of Product due to the fault of Seller, or (d) for any reasons set forth in Sections 19 or 20 of this Contract. The Seller acknowledges that Seller’s sole and exclusive remedy for breach by Buyer of this Section 7 is as set forth in Sections 11 and 12 of this Contract

8. Shipment Method	Seagoing Vessel to Hamina, Rail to Schkopau, Rheinmuenster, Livorno, Norrkoeping, with Railcar deliveries in Seller’s or third party rail tank cars, Pipeline transfer to Terneuzen and Schkopau

9. Other conditions	The quantity is determined on basis VAC with reference to Section 3 of Dow H&E GENERAL TERMS AND CONDITIONS

10. Terms of payment	Net [*****] ([*****]) days end of month of delivery for pipeline and net [*****] ([*****]) days date of invoice for all other shipment method

11.	Re-Marketing Fee

Should Buyer fail to purchase at least the Minimum Quantity during any calendar year, then Seller’s sole remedy shall be to collect from Buyer USD $[*****] as liquidated damages and not as a penalty, on a Product quantity equal to the difference between the Minimum Quantity and the quantity actually purchased by Buyer during such calendar year. In calculating Buyer’s purchases for purposes of this Section 11, the applicable Minimum Quantity shall be deemed reduced by any quantities not purchased or delivered hereunder as a result of (a) as provided in Section 8 of the Dow H&E GENERAL TERMS AND CONDITIONS, (b) a failure of Seller to deliver product in accordance with the quality specifications, (c) non-purchases of Product occurs at the fault of Seller, except in the case of a planned shutdown as provided for under Section 18.1 of this Contract or (d) for any reasons set forth in Sections 19 or 20 of this Contract, and (e) any amount of Product for which Buyer has made a payment under Section 12 of this Contract.

The Re-Marketing Fee under this Section 11 is intended to permit Buyer to optimize manufacturing operations in its consuming facilities, but is not intended to permit Buyer to replace the minimum quantities of Product required to be purchased from Seller under this Contract with other purchases of butadiene obtained from third parties.

12.	Binding Forecast

Buyer shall provide Seller a rolling three (3) month forecast for all delivery locations at least five (5) business days before the end of each calendar month. The first month of any rolling 3 month forecast is binding (“Binding Forecast”). If Buyer fails to purchase the volume of Product provided in the Binding Forecast (for reasons other than (a) as provided in Section 8 of the Dow H&E GENERAL TERMS AND CONDITIONS, (b) a failure of Seller to deliver product in accordance with the quality specifications, (c) non-purchases of Product occurs at the fault of Seller, or (d) for any reasons set forth in Sections 18, 19, or 20 of this Contract), then Buyer shall pay the Price of Product multiplied by the difference in metric tons between the Binding Forecast and the quantity of Product actually purchased by Buyer in the applicable calendar month.

13.	Railcar Rental Fees

For deliveries by rail in Seller’s railcars, in case the rail tank cars are not returned within the roundtrip time according to the Railway calculated from date of departure from the load point, Seller reserves the right to charge a rental fee per railcar and per day, without prejudice to any other right Seller may have. Any delays not caused directly by Buyer or the company receiving the Product, are not subject to any rental fee charge. Railcar Rental Fees are payable thirty (30) days after date of invoice.

14.	Product Analysis

Seller, for any volumes of Product delivered by seagoing vessel and rail, will provide Buyer with a certificate of analysis representative of the Product supplied to the custody of the carrier. For this purpose Buyer will ensure, at any time during the period of this Contract, that Seller (Commercial/Logistic Department) is aware of, at the time of delivery of the Product, the valid contact information to receive such certificate of analysis. This provision is made with reference to Section 6 of Dow H&E GENERAL TERMS AND CONDITIONS attached hereto.

15.	Inspection for Deliveries by Sea

15.1. Quantity	Inspection at Load Port

An independent surveyor reasonably acceptable to both Parties shall be appointed by Seller at load port. The independent surveyor shall be instructed to make the full quantity inspection report including load readiness and sampling available to both Seller and Buyer regardless of the Party paying the inspection cost. The cost shall be for the account of Seller.

15.2. Quality	Inspection at Load Port

Buyer reserves the right, regardless of the Party paying the inspection cost, to request and receive a quality inspection report on composite of ship’s tanks after load or shore tanks as performed by an independent surveyor at load port acceptable to both Parties. The independent surveyor shall be appointed by Seller. The cost shall be for the account of Buyer.

15.2.3. Quantity	Inspection at Discharge Port

Seller reserves the right to request and receive from Buyer a full quantity inspection report as performed by an independent surveyor at discharge port. The independent surveyor shall be appointed by Buyer.

The cost shall be for the account of Buyer.

16.	Ship Requirements

The ship shall meet all relevant legislation and all load and discharge port regulations and safety standards, and shall comply with the requirements of the International Code for the Security of Ships and of Port Facilities (ISPS Code). If the ship does not meet all such requirements, or is deemed unsafe, then the ship may be refused. The Party nominating the ship shall be liable for all damages (consequential damage is excluded) and costs resulting from the non-compliance with this article. A ship may not be substituted without written consent of the other Party.

17.	Demurrage

Demurrage is calculated at the rate confirmed in the accepted nomination. All Parties will be released from any and all demurrage liability under this Contract unless claim with supporting documentation is received in writing within ninety (90) days of the date of completion of discharge of the cargo from the ship or barge. If the receiving Party (Logistic Department) of the claim under this Contract is of the opinion that the claim is incorrect, it may object to it by written notice given within forty-five (45) days of the date of issuance of the claim. Lack of objection of the receiving Party shall constitute acceptance of the claim. An invoice for the claim can be issued upon acceptance of the receiving Party or lapse of the forty-five (45) days period without objection. Demurrage is payable thirty (30) days after date of invoice.

18.	Planned Maintenance Turnarounds and Permanent Shutdown

18.1.    Planned Maintenance Turnarounds

18.1.1. Seller	Planned Maintenance Turnarounds

In the event of a planned Ethylene Cracker or Butadiene extraction unit turnaround. Seller reserves the option to cancel supply under this Contract at the affected site or sites in association with the shutdown period; provided, that Seller gives Buyer at least twelve (12) months advance notification in writing of the planned shutdown period. The Parties agree that any twelve (12) month notice provided under this Section by Seller is not binding and the shutdown notice is for planning purposes only and subject to adjustment by Seller if it gives sixty (60) days notice prior to the planned shutdown date. Any subsequent quantities not delivered in association with the shutdown shall not be deducted from the annual quantity. In the event Seller and Buyer mutually agree to recover any lost volume, the Parties will develop a mutually acceptable schedule.

18.1.1. Buyer	Planned Maintenance Turnarounds

In the event of a planned shutdown at Buyer’s butadiene consuming facilities at the delivery locations listed in Section 6 of this Contract, Buyer reserves the option to cancel supply under this Contract at the affected site or sites in association with the shutdown period provided Buyer gives Seller at least twelve (12) months advance notification in writing of the planned shutdown period. The parties agree that any twelve (12) month notice provided under this section by Buyer is not binding and the shutdown notice is for planning purposes only and subject to adjustment by Buyer if it gives sixty (60) days notice prior to the planned shutdown date. Any subsequent quantities not delivered in association with the shutdown shall not be deducted from the annual quantity. In the event Seller and Buyer mutually agree to recover any lost volume, the Parties will develop a mutually acceptable schedule.

18.2.    Permanent Shutdown

18.2.1. Seller	Permanent Shutdown

In the event that Seller decides to permanently shutdown, close, sell, or liquidate Seller’s Ethylene Cracker or Butadiene extraction unit located at either Terneuzen or Boehlen, Seller reserves the option to unilaterally and permanently cancel supply under this Contract at the affected site or sites or terminate this Contract with no penalty upon three (3) months advance written notice. In the even that Seller is no longer manufacturing or supplying, or selling Butadiene on a global basis due to the sale of the related business, cessation of operations or shutdown or sale of various assets, Seller may terminate this Contract with no penalty upon three (3) months written notice. If Seller gives three (3) months notice to terminate this Contract, as provided for under this paragraph, Seller agrees to provide twelve (12) months supply support post shutdown by finding supply of Product for the affected site or sites in the market for Buyer to be purchased and supplied by Seller at market terms, approved by Buyer; provided, that such market purchase by Seller for Buyer may be effectuated by telephone conversation with offer and acceptance constituting the agreement between Buyer and Seller. In such a case that Seller permanently cancels supply at Terneuzen, as provided under this paragraph, Seller will provide Buyer access to Seller’s Terneuzen infrastructure for a fee to be equal to the economic costs to be determined at the time of shutdown.

18.2.2. Buyer	Permanent Shutdown

In the event that Buyer decides to permanently shutdown or close Buyer’s butadiene consuming facilities located at the delivery locations listed in Section 6 of this Contract, Buyer reserves the option to unilaterally and permanently cancel supply under this Contract at the affected site or sites or terminate this Contract with no penalty upon three (3) months written notice. If Buyer gives three (3) months notice to terminate this Contract, as provided for under this paragraph, Buyer agrees to provide twelve (12) months Buyer support post shutdown to either consume or pay the Re-Marketing Fee as described in Section 11 of this Contract for any volumes not purchased during this twelve (12) month period.

18.3    Seller and Buyer Cooperation

Seller and Buyer agree to use reasonable best efforts to coordinate planned shutdowns of Seller’s Ethylene Cracker or Butadiene extraction unit and Buyer’s Product consuming facilities to optimize downtime and minimize the impact of shutdowns on the operations of Seller and Buyer.

19.	Product Availability

Buyer acknowledges that the Product supplied under this Contract is a co-product of Seller’s cracking operation for the production of Ethylene and Propylene. In the event that Seller decides at any time to reduce its cracking operation for any reason, the quantity specified in this Contract may be reduced at Seller’s option without any liability to Seller. In the event that Seller elects at any time to change the feedstock for cracker operation which reduces the co-product production, the quantity specified in this Contract may be reduced at Seller’s option proportionally to the reduction of the co-product production without any liability to Seller.

20.	Excused Performance

The Parties agree that Seller’s inability to obtain raw materials or energy at a cost consistent with the terms agreed hereunder shall reduce the quantities of Products to be delivered without liability, and shall be treated like a Force Majeure event. In the event of Force Majeure declared by Seller pursuant to this Section 20, the reduced quantity of Product shall be apportioned at Seller’s reasonable discretion among Seller’s customers other than Seller’s Affiliates.

21.	Assignment of Contract and/or claims

This Contract may not be assigned by Buyer by operation of law or otherwise without the express written consent of Seller, which consent may only be withheld if assignee is determined by Seller to be a competitor of Seller or any of Seller Affiliates’ businesses that are located at the sites subject to this Contract or if Seller deems, in its reasonable discretion, that the assignee’s financial responsibility is unsatisfactory. Any assignment by Buyer must include a prohibition on its assignee restricting any further assignment of this Contract without the consent of Seller. Any attempted assignment without such consent from Seller shall be null and void; provided, however, that either Party hereto shall be permitted to assign this Contract, in full or in part to any wholly-owned Affiliate (including assigning some or all of Seller’s obligations hereunder, in which case such Affiliate may effect delivery of the Product and invoice Buyer directly.) “Affiliate” means any subsidiary, legal entity, or joint venture in which a Party hereto directly or indirectly holds an ownership interest of at least 50%. This Contract may not be otherwise assigned by Seller to any third party without the consent of Buyer, except any assignment or partial assignment of this Contract does not require consent of Buyer when such assignment is in connection with a sale, conveyance, disposition, divestiture, contribution to a joint venture by Seller of, or a similar transaction, including a merger, consolidation, reorganization or other business combination involving Seller and relating to, all or substantially all of the assets or properties of Seller to which the subject matter of this Contract relates. Upon the assignment of this Contract and the express assumption by the assignee of the assigned obligations of Seller under this Contract through the execution of an assignment and assumption agreement, Seller shall be released from all obligations and liabilities under this Contract. In addition, both Seller and Buyer may assign their respective claims under this Contract to third parties. Agreed quantities and other terms shall not be affected by an assignment.

In the event Dow Europe GmbH or its Affiliates sell, convey, divest, or contribute to a joint venture the Ethylene Crackers located at both Terneuzen and Boehlen, then Dow Europe GmbH is obligated to assign this Contract to the third party purchaser or the joint venture for which the assets were contributed, except that only Dow Europe GmbH is subject to this assignment obligation and such obligation does not transfer to any subsequent assignee who were the third party purchaser or the joint venture for which the assets were contributed.

22.	Controlling Terms & Amendments

By ordering any of the Products detailed in this Contract, Buyer agrees to all the terms and conditions contained in this document and in the Dow H&E GENERAL TERMS AND CONDITIONS as attached hereto, which override any additional or different terms or conditions included in Buyer’s purchase order or other documents or referred to by Buyer. Any amendments or additions to this Sales Contract shall be valid only if agreed in writing by both Parties.

23.	Contact Persons

Seller:

Planning/Logistic Coordinator	Commercial Coordinator	Commercial Manager
G. VAN DIJK / K.SIERENS	P. WEILBAECHER	V. JACOBSON
TERNEUZEN	HORGEN	HORGEN
TEL 0031-115673077 / 2689	TEL 0041-44 728 2973	TEL 0041-44 728 2765
FAX 0031-11567 3782	FAX 0041-44 728 3343	FAX 0041-44 728 3343
EMAIL gvdijk@dow.com	EMAIL pwweilbaecher@dow.com	EMAIL vjacobson@dow.com
ksierens@dow.com

Credit Manager	Accounts Receivable	Demurrage Coordinator Ship/Barge
S. LAMAS, HORGEN	A. KRAMER-CAPPILLI, HORGEN	ASHISH RATNAPARKHI
TEL 0041-44 728 2833	TEL 0041-44 728 2651	TEL 0091 2267784848
EMAIL slamas@dow.com	EMAIL acappilli@dow.com	EMAIL aratnaparkhi@dow.com
FAX 041-44 728 2308	S. WOODS
TEL 0041 44 728 2552
EMAIL swoods2@dow.com

Buyer:

Planning /Logistic Coordinator	Commercial Coordinator	Commercial Manager
Terneuzen	P.CALLER HORGEN	A.CIOANCA HORGEN
C. ANTHEUNISSE	TEL 0041-44 728 3663	TEL 0041-44 728 2688
TEL 0031-115672896	EMAIL pcaller@dow.com	EMAIL acioanca@dow.com
EMAIL cantheunisse@dow.com

24.	Amendment and General Release

The Butadiene Sales Contract (Europe), dated as of April 1, 2010, between Dow Europe GmbH and Styron Europe GmbH (the “Initial Contract”), is hereby amended and restated in its entirety and shall no longer be in force and effect. Each of the Parties hereto hereby irrevocably, unconditionally and completely releases and discharges the other Party hereto and its respective affiliates, directors, officers, employees, agents, successors and assigns from all current and future rights, claims, causes of action, liabilities and obligations arising under or relating to the Initial Contract, including, without limitation, all claims and payments due thereunder. This release shall be effective as of 11:59p.m. Eastern Daylight Time on June 16, 2010. The Parties hereto hereby agree and acknowledge that there are no payments or other obligations outstanding as of 11:59p.m. Eastern Daylight Time on June 16, 2010 pursuant to the Initial Contract.

[SIGNATURE PAGE FOLLOWS]

DOW EUROPE GMBH		STYRON EUROPE GMBH

BY:	/s/ Stephen Doktycz	BY:
NAME:	Stephen Doktycz	NAME:

TITLE:	Authorized Representative	TITLE:

Date Executed: June 17, 2010		Date Executed: June 17, 2010

STYRON EUROPE GMBH

BY:
NAME:

TITLE:

Date Executed: June 17, 2010

[Signature Page to Amended and Restated Butadiene Sales Contract (Europe)]

DOW EUROPE GMBH	STYRON EUROPE GMBH

BY:	BY:	/s/ Stephen Doktycz
NAME:	NAME:	Stephen Doktycz

TITLE:	TITLE:	Authorized Representative

Date Executed: June 17, 2010	Date Executed: June 17, 2010

STYRON EUROPE GMBH

BY:
NAME:

TITLE:

Date Executed: June 17, 2010

[Signature Page to Amended and Restated Butadiene Sales Contract (Europe)]

DOW EUROPE GMBH	STYRON EUROPE GMBH

BY:	BY:
NAME:	NAME:

TITLE:	TITLE:

Date Executed: June 17, 2010	Date Executed: June 17, 2010

STYRON EUROPE GMBH

	BY:	/s/ Timothy King
	NAME:	Timothy King

	TITLE:	Authorized Representative

Date Executed: June 17, 2010

[Signature Page to Amended and Restated Butadiene Sales Contract (Europe)]

DOW H&E GENERAL TERMS AND CONDITIONS

1.	Interpretation of Trade Terms

Trade terms shall be interpreted in accordance with INCOTERMS 2000. Title shall pass to Buyer at the same time as the risks of loss or damage under INCOTERMS 2000. If this Contract does not specify trade terms as defined in INCOTERMS 2000, title and risk of loss shall pass to Buyer upon delivery into the custody of the carrier. For pipeline deliveries, title to and risk of loss of Product will transfer from Seller to Buyer when Product passes the connecting flange of Seller’s pipeline to the inlet flange of Buyer’s receiving pipeline at delivery point, notwithstanding the foregoing, Seller is not liable for Product that fails to meet Specification due to Buyer’s failure to timely pull Product from pipeline, further, Buyer must accept all such off-spec. Product.

2.	Payment and Payment Value Date

(I) Payment shall be made in such a way that Seller’s designated bank account will be credited for good value in accordance with the Payment terms specified in this Contract. Payment of the full amount invoiced does not constitute a waiver with respect to any claims Buyer may have against Seller. (II) If Payment due date falls on a Saturday or on a holiday other than a Monday, payment shall be made on the last preceding banking day. If payment due date falls on a Sunday or a holiday on a Monday, payment shall be made on the next banking day.

3.	Determination of Invoice Quantity of Product

The quantity of the Product to be invoiced shall be determined at load point in accordance with the methods and procedures applicable to deliveries of the Product and the Shipment Method defined in this Contract or in accordance to the results of an independent surveyor acceptable to both Parties. An independent surveyor acting on behalf of Buyer, at Buyer’s expense, shall have the right to verify, under an appropriate secrecy agreement, Seller’s calibration procedures and measurement records of Seller’s meters. In case of dispute, the results of an independent surveyor shall be final and binding to both Parties.

4.	Seller’s Commitments

4.1	Seller undertakes that the Product at the time of delivery meet the agreed Specifications.

4.2	Seller will supply Buyer with the current Material Safety Data Sheets (MSDS).

4.3	Seller will convey the Product with good title, free from any lawful lien or encumbrance.

5.	Responsible Practices

Buyer will (I) familiarize itself with any product literature or information Seller provides under Seller’s product stewardship program, including MSDS, (II) follow safe handling, use, selling, storage, transportation and disposal practices, including special practices as Buyer’s use of the Product requires and instruct its employees, contractors, agents and customers in these practices and (III) take appropriate action to avoid spills or other dangers to persons, property or the environment. If Buyer has failed to comply with any of its commitments under this Section 5, Seller will provide Buyer with thirty (30) days to cure such failure to comply. If Buyer does not cure such failure to comply within the thirty (30) day period, Seller may suspend Product delivery without liability for thirty (30) days (“Suspension Period”). Upon the end of the Suspension Period, if Buyer has not cured such failure to comply, Seller may cancel this Contract on fifteen (15) days notice unless Buyer agrees to indemnify Seller for all losses caused by such failure to comply.

6.	Documentary Instructions

Buyer shall inform Seller about any documentary and invoicing instructions at least two working days prior to loading date.

7.	Liability

In the event of any liability by either Party whether arising from breach of Contract or from statutes it is agreed that the maximum amount of damages recoverable shall be limited to the Contract price for the Product with respect to which damages are claimed. In no event shall either Party be liable for indirect, consequential, special, punitive or exemplary damages in connection with or arising out of this Contract.

8.	Force Majeure

In the event of accident, mechanical breakdown of facilities, fire, flood, strike, labour trouble, riot, revolt, war, acts of governmental authority, acts of God, or contingencies beyond the reasonable control of the Party affected, all interfering with the performance of this Contract, the quantity of Product provided for in this Contract shall be reduced by the amount so affected without liability, but this Contract shall otherwise remain unchanged. The affected Party shall decide at its reasonable discretion on the quantities of Product affected and the allocation of the reduced quantities to be sold or purchased. The Parties agree to retain absolute discretion on relation to allocation with their respective affiliates, provided, however, that during an event subject to this Section 8, Seller shall treat Buyer in the same manner as all other contract customers for Product.

9.	Default

9.1	If Buyer fails to make a payment under this Contract within three (3) days following notice by Seller that payment is due, Buyer shall be in default. Upon Buyer’s default Seller may, at its option and without further reminder, recall shipments, and/or decline to make further deliveries against this Contract, except for cash. If Buyer fails to make payment under this Contract following a thirty (30) day notice by Seller, then Seller may treat such failure to cure by Buyer as final refusal to accept further shipments and may cancel this Contract.

9.2	Seller reserves the right, without prejudice to Buyer’s liability to pay on the due date and to any other rights Seller may have under this Contract, to charge as from the due date without further notice, interest on any overdue balance of a rate equal to the one month LIBOR interest for the currency Invoiced, as fixed by the British Bankers Association on the last business day of the month preceding the date of payment, plus five percent (5%) points.

9.3	If Buyer’s financial responsibility becomes unsatisfactory and Seller deems itself insecure (in each case in Seller’s commercially reasonable judgment), then Seller may, after three (3) day’s prior written notice to Buyer (which shall include the basis for such determination in reasonable detail), defer shipments, accelerate the due dates on all amounts, and/or require cash payments or other security.

10.	Performance by Affiliates

At Seller’s option, any Contract obligation may be performed by Seller or any of its affiliates. Any deliveries made under this condition may be invoiced by such affiliate and shall constitute performance of this Contract by Seller.

11.	Severability of Provisions

Should any provision of this Contract be held invalid or unenforceable, the validity and enforceability of the remaining provisions shall not be affected. Any invalid or unenforceable provision shall be replaced with a new provision which will allow the Parties to this Contract to preserve the initial intent and purpose of this Contract.

12.	Non-Waiver

Failure to exercise any rights under this Contract upon any occasion shall not waive the right to exercise the same on another occasion.

13.	Applicable Law

This Contract shall be governed and construed in accordance with the internal laws of Switzerland. The United Nations Convention on Contracts for the International Sale of Goods (1980) shall not apply to this Contract. All disputes arising under this Contract shall be finally settled under the rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with said rules. Arbitration shall take place in Zurich, Switzerland. The language of the arbitration shall be English.

14.	No Set-off

Regardless of any other rights under any other agreements or mandatory provisions of law, neither Seller nor Buyer shall have the right to set-off any amounts due and payable under this Contract, whether contingent or otherwise, against any amount owed by such party to the other party, whether under this Contract or otherwise.

15.	Counterparts

This Contract may be executed and delivered (including by facsimile or other means of electronic transmission, such as by electronic mail in “pdf” form) in one or more counterparts, and by the Parties in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

APPENDIX A

TO

BUTADIENE SUPPLY AGREEMENT (EUROPE)

THE DOW CHEMICAL COMPANY	Page: 1

SALES SPECIFICATION

Date Printed: 11 JAN 2010

SPECIFIED MATERIAL: 00012852-S	Effective: 10 JAN 2006
Supersedes: 10 APR 2003

NAME: Butadiene - E

MATERIAL DESCRIPTION:

Color: clear, colorless

Odor: olefinic

Appearance/Physical State: liquified gas under pressure

Description Note:

A CLEAR AND WATER WHITE LIQUID BELOW ITS BOILING POINT. SHIPPED AS A FLAMMABLE COMPRESSED GAS.

TEST REQUIREMENTS

TEST ITEM AND CONDITION N	LIMIT	UNIT	METHOD

1, 3-Butadiene	[*****]	% wt	ASTM D2593

1, 2-Butadiene	[*****]	ppm wt	ASTM D2593

Methyl Acetylene	[*****]	ppm wt	ASTM D2593

Butene-l	[*****]	% wt	ASTM D2593

Isobutylene	[*****]	% wt	ASTM D2593

Propadiene	[*****]	ppm wt	ASTM D2593

Vinyl Acetylene	[*****]	ppm wt	ASTM D2593

Water	[*****]	ppm wt	ASTM D1744

Inhibitor (4-TBC)	[*****]	ppm wt	ISO 8176

cis-Butene-2	[*****]	% wt	ASTM D2593

Methanol	[*****]	ppm wt	ASTM D4864

Ethanol	[*****]	ppm wt	ASTM D4864

trans-Butene -2	[*****]	% wt	ASTM D2593

Sulfur, Total, as S	[*****]	ppm wt	ASTM D3246

Chlorides (as Cl)	[*****]	ppm wt	UOP 779

Butadiene Dimer, at departure	[*****]	ppm wt	ASTM D2426

Continued on Next Page

THE DOW CHEMICAL COMPANY

Page: 2

SALES SPECIFICATION

SPECIFIED MATERIAL: 00012852-S	Effective: 10 JAN 2006
NAME: Butadiene - E

TEST REQUIREMENTS (CONTINUED)

TEST ITEM AND CONDITION N	LIMIT	UNIT	METHOD

Peroxides, (as H2O2)	[*****]	ppm wt	ASTM D5799

alpha-Acetylenes, Total	[*****]	ppm wt	ASTM D2593

Extraction Solvent 1	[*****]	ppm wt	ASTM E1140

Cyclopentadiene	[*****]	ppm wt	ASTM D2593

Carbonyls, (as Acetaldehyde)	[*****]	ppm wt	ASTM D4423

Ammonia + Amines	[*****]	ppm wt	ASTM D4629

C5 and Heavier	[*****]	ppm wt	ASTM D2593

Nonvolatile Residue	[*****]	ppm wt	ASTM D1025

Oxygen, in vapor phase 2	[*****]	% vol	ASTM D2504

Contamination, clear & free	[*****]		Visual

TEST REQUIREMENTS NOTES:

1.	Terneuzen product : Acetinitril

Boehlen product : n-methyl pyrollydon

2.	Not applicable for BSL supplies.

READ PRECAUTIONARY INFORMATION AND MATERIAL SAFETY SHEETS. THIS PRODUCT IS SHIPPED IN COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS REGARDING CLASSIFICATION, PACKAGING, SHIPPING AND LABELING.

uthor: GPDIS SYSTEM

APPENDIX B

TO

BUTADIENE SUPPLY AGREEMENT (EUROPE)

THE DOW CHEMICAL COMPANY	Page: 1

CUSTOMER SPECIFICATION

Date Printed: 5 MAY 2010

SPECIFIED MATERIAL: 00012852-C101 QAC: 440	Effective: 05 MAY 2010
Supersedes: 28 APR 2010

NAME: Butadiene - E

CUSTOMER NAME/ADDRESS:
STYRON DEUTSCHLAND GMBH
WERK SCHKOPAU	SCHKOPAU
SACHSEN-ANHALT	GERMANY	06258

MATERIAL DESCRIPTION:

Color: clear, colorless

Odor: olefinic

Appearance/Physical State: liquefied gas under pressure

Description Note:

A CLEAR AND WATER WHITE LIQUID BELOW ITS BOILING POINT. SHIPPED AS A FLAMMABLE COMPRESSED GAS.

QUALIFIED LOCATIONS:

EUROPE/MIDDLE EAST/AFRICA: TERNEUZEN, NETHERLANDS

TEST REQUIREMENTS

TEST ITEM AND CONDITION N	LIMIT	UNIT	METHOD

1, 3-Butadiene	[*****]	% wt	ASTM D2593

Methyl Acetylene	[*****]	ppm wt	ASTM D2593

Butene-1	[*****]	% wt	ASTM D2593

Isobutylene	[*****]	% wt	ASTM D2593

Propadiene	[*****]	ppm wt	ASTM D2593

Vinyl Acetylene	[*****]	ppm wt	ASTM D2593

Inhibitor (4-TBC)	[*****]	ppm wt	ISO 8176

Methanol	[*****]	ppm wt	ASTM D4864

Ethanol	[*****]	ppm wt	ASTM D4864

cis- & trans-2-Butene	[*****]	% wt	ASTM D2593

Sulfur, Total, as S	[*****]	ppm wt	ASTM D3246

Continued on Next Page

THE DOW CHEMICAL COMPANY

Page: 2

CUSTOMER SPECIFICATION

SPECIFIED MATERIAL: 00012852-C101	Effective: 05 MAY 2010
NAME: Butadiene - E

TEST REQUIREMENTS (CONTINUED)

TEST ITEM AND CONDITION N	LIMIT	UNIT	METHOD

Chlorides (as Cl)	[*****]	ppm wt	UOP 779

Butadiene Dimer, at departure	[*****]	ppm wt	ASTM D2426

Peroxides, (as H202)	[*****]	ppm wt	ASTM D5799

alpha-Acetylenes, Total	[*****]	ppm wt	ASTM D2593

Extraction Solvent 1	[*****]	ppm wt	ASTM E1140

Cyclopentadiene	[*****]	ppm wt	ASTM D2593

Nonvolatile Residue 2	[*****]	ppm wt	ASTM D1025

Ammonia + Amines 3	[*****]	ppm wt	UOP 430

1, 2-Butadiene	[*****]	ppm wt	ASTM D2593

Carbonyls, (as Acetaldehyde)	[*****]	ppm wt	ASTM D4423

C5 and Heavier	[*****]	ppm wt	ASTM D2593

Oxygen, in vapor phase 4	[*****]	% vol	ASTM D2504

Water	[*****]	ppm wt	ASTM D1744

Contamination, clear & free	[*****]		Visual

TEST REQUIREMENTS NOTES:

1.	Terneuzen – extraction solvent is acetonitrile

2.	Including TBC

Continued on Next Page

3.	When using ASTM D4629 result must be corrected by extracting concentration of N from extraction solvent.

Acetonitrile: Result – Extraction solvent [*****]

N-methylpyrrolidone: Result – Extraction solvent [*****]

4.	Requirement for barge/ship/rail transfers only. Not applicable to pipeline transfers. This parameter will not be routinely analyzed by Terneuzen based on operating discipline which minimizes oxygen level in railcars.

NOTES

1. This spec is for product transactions between producer Terneuzen and customer Schkopau (Styron).

INFORMATION OR DISTRIBUTION RESTRICTED TO THIS CUSTOMER AND THE DOW CHEMICAL COMPANY.

READ PRECAUTIONARY INFORMATION AND MATERIAL SAFETY SHEETS. THIS PRODUCT IS SHIPPED IN COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS REGARDING CLASSIFICATION, PACKAGING, SHIPPING AND LABELING.

APPENDIX C

TO

BUTADIENE SUPPLY AGREEMENT (EUROPE)

Page: 1

THE DOW CHEMICAL COMPANY

CUSTOMER SPECIFICATION

Date Printed: 5 MAY 2010

SPECIFIED MATERIAL: 00012852-C100	Effective: 09 MAR 2010

NAME: BUTADIENE-E

CUSTOMER NAME/ADDRESS:
STYRON DEUTSCHLAND GMBH
WERK SCHKOPAU	SCHKOPAU
SACHSEN-ANHALT	GERMANY	06258

MATERIAL DESCRIPTION:

Color: clear, colorless

Odor: olefinic

Appearance/Physical State: liquefied gas under pressure

Description Note:

A CLEAR AND WATER WHITE LIQUID BELOW ITS BOILING POINT. SHIPPED AS A FLAMMABLE COMPRESSED GAS.

TEST REQUIREMENTS

TEST ITEM AND CONDITION N	LIMIT	UNIT	METHOD

1, 3-Butadiene	[*****]	% wt	ASTM D2593

Methyl Acetylene	[*****]	ppm wt	ASTM D2593

Butene-1	[*****]	% wt	ASTM D2593

Isobutylene	[*****]	% wt	ASTM D2593

Propadiene	[*****]	ppm wt	ASTM D2593

Vinyl Acetylene	[*****]	ppm wt	ASTM D2593

Inhibitor (4-TBC)	[*****]	ppm wt	ISO 8176

Methanol	[*****]	ppm wt	ASTM D4864

Ethanol	[*****]	ppm wt	ASTM D4864

cis- & trans-2-Butene	[*****]	% wt	ASTM D2593

Sulfur, Total, as S	[*****]	ppm wt	ASTM D3246

Chlorides (as Cl)	[*****]	ppm wt	UOP 779

Butadiene Dimer, at departure	[*****]	ppm wt	ASTM D2426

Continued on Next Page

THE DOW CHEMICAL COMPANY

Page: 2

CUSTOMER SPECIFICATION

SPECIFIED MATERIAL: 00012852-C100	Effective: 09 MAR 2010
NAME: BUTADIENE-E

TEST REQUIREMENTS (CONTINUED)

TEST ITEM AND CONDITION N	LIMIT	UNIT	METHOD

Peroxides, (as H202)	[*****]	ppm wt	ASTM D5799

alpha-Acetylenes, Total	[*****]	ppm wt	ASTM D2593

Extraction Solvent 1	[*****]	ppm wt	ASTM E1140

Cyclopentadiene	[*****]	ppm wt	ASTM D2593

Nonvolatile Residue 2	[*****]	ppm wt	ASTM D1025

1, 2-Butadiene	[*****]	ppm wt	ASTM D2593

Carbonyls, (as Acetaldehyde)	[*****]	ppm wt	ASTM D4423

Ammonia + Amines	[*****]	ppm wt	UOP 430

C5 and Heavier	[*****]	ppm wt	ASTM D2593

Water	[*****]	ppm wt	ASTM D1744

Contamination, clear & free	[*****]		Visual

C3-Hydrocarbons	[*****]	% wt	ASTM D2593

TEST REQUIREMENTS NOTES:

1.	Extraction solvent in N-methylpyrrolidone (NMP).

2.	Including TBC.

INFORMATION OR DISTRIBUTION RESTRICTED TO THIS CUSTOMER AND THE DOW CHEMICAL COMPANY.

READ PRECAUTIONARY INFORMATION AND MATERIAL SAFETY SHEETS. THIS PRODUCT IS SHIPPED IN COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS REGARDING CLASSIFICATION, PACKAGING, SHIPPING AND LABELING.